Exhibit 10.1

EXECUTION VERSION

CONFIDENTIAL

AMENDMENT NO. 2, dated as of September 5, 2025 (this “Amendment”), to the TERM CREDIT AGREEMENT, dated as of November 26, 2024 (as amended by Amendment No. 1, dated as of June 4, 2025, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among CENCORA, INC., a Delaware corporation (the “Company”), the LENDERS party thereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Company has requested that the Credit Agreement be amended to (a) modify the definition of “Applicable Rate” (the “Applicable Rate Amendment”) and (b) modify the Maturity Date from January 2, 2028 to October 1, 2027 (the “Maturity Date Amendment” and, together with the Applicable Rate Amendment, the “Term Loan Amendments”);

WHEREAS, pursuant to Section 11.04(b) of the Credit Agreement, TD Bank N.A. (the “TD Assignor”) wishes to assign all of the Loans held by it to The Toronto-Dominion Bank, New York Branch (the “TD Assignee”), an Affiliate of the TD Assignor, and the TD Assignee wishes to assume such Loans, in each case effective as of immediately prior to the effectiveness of the Term Loan Amendments;

WHEREAS, pursuant to Section 11.02(b)(ii) of the Credit Agreement, the Applicable Rate Amendment requires the written consent of each Person that is a Lender as of immediately prior to the effectiveness of the Term Loan Amendments (including, for the avoidance of doubt, the TD Assignee) (each, an “Existing Lender”; the Loans held by the Existing Lenders immediately prior to the effectiveness of the Term Loan Amendments, the “Existing Loans”);

WHEREAS, pursuant to Section 2.19(b) of the Credit Agreement, if any Lender has failed to consent to a proposed amendment, waiver, discharge or termination that under Section 11.02 of the Credit Agreement requires the consent of all the Lenders (or all the affected Lenders) and with respect to which the Required Lenders have granted their consent, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.04 of the Credit Agreement), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 and 2.17 of the Credit Agreement) and obligations under the Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee shall be an Eligible Assignee and may be another Lender, if a Lender accepts such assignment), in each case in accordance with and subject to the provisions of Section 2.19(b) of the Credit Agreement;

WHEREAS, the Existing Lenders party hereto (the “Consenting Lenders”), comprising the Required Lenders as of immediately prior to the effectiveness of this Amendment, are willing to amend the Credit Agreement to effect the Applicable Rate Amendment and the Maturity Date Amendment on the terms set forth herein;

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WHEREAS, each Existing Lender that is not listed on Schedule I hereto (each, an “Exiting Lender”) shall no longer be a Lender under the Amended Credit Agreement upon the effectiveness of this Amendment; and

WHEREAS, each Person identified on Schedule I hereto as having a “New Loan Amount” greater than $0 (each, an “Increasing Lender”) is willing to purchase Existing Loans from the Exiting Lenders on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments. Effective as of the Amendment No. 2 Effective Date (as defined below), the Credit Agreement (excluding the Schedules and Exhibits thereto, each of which shall remain as in effect immediately prior to the Amendment No. 2 Effective Date) is hereby amended as follows:

(a)  The pricing grid contained within the definition of the term “Applicable Rate” is hereby replaced in its entirety with the following:

Category	Ratings (S&P / Moody’s / Fitch)	Term SOFR Spread (basis points per annum)	ABR Spread (basis points per annum)
Category 1	A/A2/A or greater	62.5	0.0
Category 2	A-/A3/A-	75.0	0.0
Category 3	BBB+/Baa1/BBB+	87.5	0.0
Category 4	BBB/Baa2/BBB	100.0	0.0
Category 5	Lower than BBB/Baa2/BBB	125.0	25.0

(b)  The definition of the term “Maturity Date” is hereby replaced in its entirety with the following:

““Maturity Date” means October 1, 2027.”

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SECTION 3. Exiting Lenders; Assignment.

(a)  Effective as of the Amendment No. 2 Effective Date, (i) immediately prior to the effectiveness of the Term Loan Amendments, in accordance with and pursuant to Section 11.04(b) of the Credit Agreement, the TD Assignor hereby assigns to the TD Assignee, and the TD Assignee hereby assumes, all of the TD Assignor’s Loans (the “TD Assignment”), and (ii) immediately following the effectiveness of the TD Assignment and concurrently with the effectiveness of the Term Loan Amendments, in accordance with and pursuant to Section 2.19(b) of the Credit Agreement, each Exiting Lender hereby assigns (or is deemed to assign) to the Increasing Lenders, and the Increasing Lenders hereby assume, such Exiting Lender’s Existing Loans such that after giving effect to this Amendment and such assignments (together with the TD Assignment, the “Assignments”), each Lender under the Amended Credit Agreement (each, a “Continuing Lender”) shall hold Loans in the amount set forth opposite its name on Schedule I hereto.

(b)  Each party hereto agrees that the Administrative Agent is hereby authorized to take such steps under the Amended Credit Agreement as reasonably required to give effect to this Amendment and the Assignments, including, without limitation, reallocating outstanding Loans among the Continuing Lenders as set forth on Schedule I hereto. Each of the Company and the Administrative Agent agrees with and consents to the Assignments and, in the case of the Company, authorization as described in the immediately preceding sentence. Each party hereto agrees that, with respect to each Assignment, this Amendment shall constitute an Assignment and Assumption for purposes of Section 2.19(b) of the Credit Agreement and, following the effectiveness of this Amendment, the Amended Credit Agreement.

(c)  The Administrative Agent agrees that, in each case with respect to the Assignments, the minimum assignment amount requirement set forth in Section 11.04(b)(ii)(A) and the processing and recordation fee set forth in Section 11.04(b)(ii)(C) are hereby waived.

(d)  The Assignments shall be deemed to occur immediately upon the effectiveness of this Amendment.

SECTION 4. Representations and Warranties. The Company represents and warrants to the other parties hereto that:

(a)  the execution, delivery and performance of this Amendment is within the Company’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder or other equityholder action;

(b)  this Amendment has been duly executed and delivered by the Company, and this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)  no Default has occurred and is continuing; and

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(d)  the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents (after giving effect to this Amendment) are true and correct in all material respects (except in the case of those representations and warranties already qualified by materiality, which are true and complete in all respects) on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except in the case of those representations and warranties already qualified by materiality, which are true and complete in all respects) on and as of such earlier date.

SECTION 5. Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment No. 2 Effective Date”) on which each of the following conditions shall have been satisfied or waived:

(a)  the Administrative Agent shall have executed a counterpart of this Amendment and shall have received from the Company and each of the Continuing Lenders (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which, subject to Section 11.06 of the Credit Agreement, may include any Electronic Signatures transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)  the Administrative Agent shall have received a certificate signed by the President and Chief Executive Officer, a Vice President or a Financial Officer of the Company confirming the accuracy of the representations and warranties set forth in Section 4 hereof;

(c)  the Administrative Agent shall have received from the Company, in accordance with Section 2.08 of the Credit Agreement, an Interest Election Request with respect to the initial Borrowing to be made under the Amended Credit Agreement; and

(d)  the Company shall have paid all accrued and unpaid interest and fees with respect to the Existing Loans.

The Administrative Agent shall notify the Company, the Continuing Lenders and the Exiting Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Effect of Amendment; Acknowledgment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the Amended Credit Agreement. On and after the Amendment No. 2 Effective Date, any reference to the “Credit Agreement” in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby.

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SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.01 of the Credit Agreement.

SECTION 8. Counterparts; Effectiveness; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 5 hereof, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to Section 11.06 of the Credit Agreement, this Amendment may be executed using Electronic Signatures.

SECTION 9. Governing Law. This Amendment, and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby, shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 10. Incorporation by Reference. Sections 11.07, 11.09(b), 11.09(c), 11.09(d), 11.10 and 11.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

CENCORA, Inc.,

By:	/s/ Mahaveer Jain
	Name:	Mahaveer Jain
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

Bank of America, n.a., as Administrative Agent,

By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Vice President

Bank of America, n.a., as a Lender,

By:	/s/ Darren Merten
	Name:	Darren Merten
	Title:	Director

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

BNP PARIBAS, as a Lender,

By:	/s/ Christopher Sked
	Name:	Christopher Sked
	Title:	Managing Director

By:	/s/ Valentin Detry
	Name:	Valentin Detry
	Title:	Vice President

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

JPMORGAN CHASE BANK, N.A., as a Lender,

By:	/s/ Charles W. Shaw
	Name:	Charles W. Shaw
	Title:	Executive Director

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender,

By:	/s/ Andrea S Chen
	Name:	Andrea S Chen
	Title:	Managing Director

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

PNC BANK, NATIONAL ASSOCIATION, as a Lender,

By:	/s/ Paul Gleason
	Name:	Paul Gleason
	Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

the toronto-dominion bank, new york branch, as a Lender and the TD Assignee,

By:	/s/ Victoria Roberts
	Name:	Victoria Roberts
	Title:	Authorized Signatory

TD Bank, n.a., as the TD Assignor,

By:	/s/ Bernadette Collins
	Name:	Bernadette Collins
	Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

U.S. BANK NATIONAL ASSOCIATION, as a Lender,

By:	/s/ Thomas Whitman
	Name:	Thomas Whitman
	Title:	Assistant Vice President

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender,

By:	/s/ Brian Crowley
	Name:	Brian Crowley
	Title:	Managing Director

By: /s/ Armen Semizian
Name:	Armen Semizian
Title:	Managing Director

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender,

By:	/s/ David Diez
	Name:	David Diez
	Title:	Managing Director

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

MUFG BANK, LTD., as a Lender,

By:	/s/ Andrew Moore
	Name:	Andrew Moore
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

SCOTIA FINANCING (USA) LLC, as a Lender,

By:	/s/ Michelle Phillips
	Name:	Michelle Phillips
	Title:	President & CEO

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

TRUIST BANK, as a Lender,

By:	/s/ Tim Conway
	Name:	Tim Conway
	Title:	Vice President

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

EXITING LENDER ACKNOWLEDGMENT

SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

acknowledged and agreed:

CITIBANK, N.A., as an Exiting Lender,

By:	/s/ Eugene Yermash
	Name:	Eugene Yermash
	Title:	Vice President

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]

EXITING LENDER ACKNOWLEDGMENT

SIGNATURE PAGE TO AMENDMENT NO 2.

TO THE TERM CREDIT AGREEMENT

DATED AS OF NOVEMBER 26, 2024

OF CENCORA, INC.

acknowledged and agreed:

SOCIETE GENERALE, as an Exiting Lender,

By:	/s/ Shelley Yu
	Name:	Shelley Yu
	Title:	Director

[Signature Page to Amendment No. 2 to Cencora, Inc. Term Credit Agreement]